POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED DECEMBER 18, 2013 TO THE
PROSPECTUS DATED MARCH 1, 2013 OF:

PowerShares DWA Developed Markets Momentum Portfolio

PowerShares DWA Emerging Markets Momentum Portfolio

PowerShares Emerging Markets Infrastructure Portfolio

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

PowerShares FTSE RAFI Emerging Markets Portfolio

PowerShares Global Agriculture Portfolio

PowerShares Global Clean Energy Portfolio

PowerShares Global Gold and Precious Metals Portfolio

PowerShares Global Water Portfolio

PowerShares MENA Frontier Countries Portfolio

PowerShares S&P International Developed High Quality Portfolio

At a meeting held on December 17, 2013, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II approved the termination and winding down of the PowerShares MENA Frontier Countries Portfolio (Ticker: PMNA) (the "Fund"), with the liquidation payment to shareholders expected to take place on or about February 25, 2014.

After the close of business on February 10, 2014, the Fund no longer will accept creation orders. The last day of trading in the Fund on The NASDAQ Stock Market LLC ("NASDAQ") will be February 18, 2014. Shareholders should be aware that while the Fund is preparing to liquidate, it will not be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

Shareholders may sell their holdings of the Fund on NASDAQ until market close on February 18, 2014, and may incur typical transaction fees from their broker-dealer. The Fund's shares will no longer trade on the NASDAQ after market close on February 18, 2014, and the shares will be subsequently delisted. Shareholders who do not sell their shares of the Fund before the market close on February 18, 2014 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about February 25, 2014.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares.

Shareholders should call the Fund's distributor, Invesco Distributors, Inc., at 1-800-983-0903 for additional information.

Please Retain This Supplement For Future Reference.

P-PS-PRO-8 SUP-4 121813